SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

      PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                         ACT OF 1934 (AMENDMENT NO. __)

     Filed by the Registrant                           [X]
     Filed by a party other than the Registrant        [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement                   [X] Definitive Proxy
                                                            Statement

     [ ] Confidential, for Use of the Commission Only  [ ] Definitive Additional
         (as permitted by Rule 14a-6(e)(2))                    Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                   NANOMETRICS
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

(1) Title of each class of securities to which transactions  applies:
(2) Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed  maximum  aggregate value of transaction:
(5) Total fee paid:
     [ ] Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as  provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing party:
(4) Date filed:

                            NANOMETRICS INCORPORATED

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Nanometrics Incorporated, a California corporation (the "Company"), will be held on Wednesday, May 16, 2001 at 1:30 p.m., local time, at the principal offices of the Company located at 1550 Buckeye Drive, Milpitas, California 95035, for the following purposes:

    1. To elect six directors to serve until the next annual meeting of shareholders or until their successors are elected.

    2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only shareholders of record at the close of business on April 2, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof.

    All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.

                                   Sincerely,


                                   Vincent J. Coates
                                   Secretary


Milpitas, California
April 18, 2001

                            NANOMETRICS INCORPORATED

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

    The enclosed proxy is solicited on behalf of the Board of Directors of Nanometrics Incorporated (the "Company") for use at the Annual Meeting (the "Annual Meeting") of Shareholders of the Company to be held on Wednesday, May 16, 2001 at 1:30 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal offices of the Company located at 1550 Buckeye Drive, Milpitas, California 95035. The Company's telephone number at that address is (408) 435-9600.


    These proxy solicitation materials were mailed on or about April 18, 2001 to all shareholders entitled to vote at the meeting. A copy of the Company's 2000 Annual Report on Form 10-K accompanies this Proxy Statement.

Record Date and Shares Outstanding

    Shareholders of record at the close of business on April 2, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 11,629,653 shares of the Company's Common Stock, no par value, were issued and outstanding. For information concerning security ownership of management and beneficial owners of more than 5% of the Company's Common Stock, see "Security Ownership of Management and Certain Beneficial Owners" below.

Revocability of Proxies

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

    The candidates receiving the six highest vote totals will be elected to serve as directors. Every shareholder voting for the election of directors may
(i) cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that he holds or (ii) distribute the shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than six candidates. However, no shareholder shall be entitled to cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock outstanding has one vote.

    The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone.

Quorum; Abstentions: Broker Non-votes

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting ("Votes Cast") with respect to such matter.

         While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

         Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

Deadline for Receipt of Shareholder Proposals

         The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the 2001 Annual Meeting. Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 2002 Annual Meeting must be received by the Company no later than December 16, 2001 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

         If a shareholder intends to submit a proposal at the 2002 Annual Meeting that is not eligible for inclusion in the proxy statement and proxy, the shareholder must do so no later than March 13, 2002. If such a shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary authority when the proposal is raised at the 2002 Annual Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees

         A board of six directors is to be elected at the Annual Meeting, which will leave one vacancy on the board. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such director's successor has been elected and qualified.

         The names of the nominees and certain information about them are set forth below:
                                                           Director
                     Name of Nominee                 Age    Since
      --------------------------------------------- ------ --------
      Vincent J. Coates............................   76    1975
      Nathaniel Brenner............................   75    1986
      Norman V. Coates.............................   51    1988
      John D. Heaton...............................   41    1995
      William G. Oldham............................   62    2000
      Edmond R. Ward...............................   61    1999

         Vincent J. Coates has been Chairman of the Board since the Company was founded in 1975. He has also served as Chief Executive Officer through April 1998 and President from the founding through May 1996, except for the period January 1986 through February 1987 when he served exclusively as Chief Executive Officer. He was elected Secretary in February 1989. Prior to his employment at Nanometrics, Mr. Coates co-founded Coates and Welter Instrument Corporation, a designer of electron microscopes, which company was subsequently acquired by Nanometrics. Mr. Coates also spent over twenty years working in engineering, sales and international operations for the Perkin-Elmer Corporation. In 1995, he received an award which recognized his contribution to the industry from Semiconductor and Equipment and Materials International, an industry trade organization.

         Nathaniel Brenner has served as a director of the Company since June 1986. He joined Beckman Instruments, Inc. in 1976 where he held the positions of Program Manager, Marketing Manager (Instruments) and General Manager (Spectroscopy). In 1992, Mr. Brenner retired from Beckman Instruments, Inc.

         Norman V. Coates has served as a director of the Company since May 1988. He has operated Gem of the River Produce, a farming and produce packing operation in Orleans, California, as a sole proprietor since 1978. He has also been manager of the Boise Creek Farm operation since 1985 and a manager of Coates Vineyard since 1997.

         John D. Heaton joined the Company in September 1990 and in April 1994 he was elected Vice President of Engineering and General Manager. In July 1995, he was appointed to the Board of Directors. In May 1996, he was elected President and Chief Operating Officer. In April 1998, he was elected Chief Executive Officer. Mr. Heaton served in various technical positions at National Semiconductor from 1978 to 1990 prior to joining the Company.

         William G. Oldham has served as a director of the Company since June 2000. Since 1964, Mr. Oldham has been a faculty member at the University of California, Berkeley, where he researches EUV and Maskless Lithography and since 1996, has been the Director of the DARPA/SRC Research Network for Advanced Lithography. He has served as a consultant in various intellectual property matters and serves on the board of directors of Cymer, Inc.

         Edmond R. Ward has served as a director of the Company since June 1999. Since August 1999, Mr. Ward has been a General Partner of Virtual Founders. From April 1992 to June 1997, Mr. Ward was the Vice President of Technology at Silicon Valley Group, Inc.

         Vincent J. Coates is the father of Norman V. Coates. There is no other family relationship between any of the foregoing nominees or between any such nominees and any of the executive officers of the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES SET FORTH HEREIN.

Security Ownership of Management and Certain Beneficial Owners

         The following table sets forth beneficial  ownership of Common Stock of the Company as of December 31, 2000, by each director or nominee, by each of the
Named  Officers (as defined  below),  by all directors  and Named  Officers as a group,  and by all persons known to the Company to be the  beneficial  owners of more than 5% of the  Company's  Common  Stock.  Unless  otherwise  indicated the address of each  beneficial  owner of 5% of the  Company's  Common Stock is 1550
Buckeye Drive, Milpitas, California 95035.
                                                                       Number of Shares of
                                                                          Common Stock
                 Name of Beneficial Owner                              Beneficially Owned (1)     Percent of Total
-----------------------------------------------------------------     -----------------------     ----------------
Vincent J. Coates (2)............................................           3,376,274                   29.1%
Capital Group International, Inc. (3)............................           1,585,900                   13.7%
11100 Santa Monica Blvd.
Los Angeles, CA  90025
Franklin Resource, Inc (4).......................................             675,000                    5.8%
777 Mariners Island Blvd.
San Mateo, CA  94404
Nathaniel Brenner (5)............................................              56,700                     *
Norman V. Coates (6).............................................              18,050                     *
John D. Heaton (7)...............................................             201,667                    1.7%
Paul B. Nolan (8)................................................              45,000                     *
Roger Ingalls, Jr. (9)...........................................              42,667                     *
Edmond R. Ward (10)..............................................               3,333                     *
William Oldham ..................................................                   0                     *
William McGahan (11).............................................              40,333                     *
All Named Officers and directors as a group (9 persons) (12).....           3,784,024                   31.6%

--------------------
*        Represents less than 1% of outstanding shares of Common Stock.
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). The number of shares beneficially owned by a person includes shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of December 31, 2000. Such shares issuable pursuant to such options are deemed outstanding for computing the percentage ownership of the person holding such options but are not deemed outstanding for the purposes of computing the percentage ownership of each other person.
(2)      Includes 3,376,154 shares of common stock held of record by the Vincent
         J. Coates Separate Property Trust, U/D/T dated August 7, 1981, for which Mr. Coates acts as trustee.
(3) According to a Schedule 13G/A filed with the Securities Exchange Commission on February 12, 2001, Capital Group International, Inc. ("CGI") may be deemed to be the beneficial owner of 1,585,900 shares of common stock. CGI is identified as a Parent Holding Company on its
         Schedule 13G/A.
(4) According to a Schedule 13G filed with the Securities Exchange Commission on January 31, 2001, Franklin Resources, Inc. ("FRI") may be deemed to be the beneficial owner of 675,000 shares of Common Stock.
(5) Includes 26,700 shares of Common Stock held of record by the N&J Brenner Living Trust, for which Mr. Brenner and his spouse act as trustees, for the benefit of members of Mr. Brenner's immediate


                                      -7-


         family, and 30,000 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of December 31, 2000.
(6) Includes an aggregate of 8050 shares held as trustee on the behalf of other family members and 10,000 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of December 31, 2000.
(7) Includes 185,000 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of December 31, 2000.
(8) Includes 45,000 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of December 31, 2000.
(9) Includes 42,667 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of December 31, 2000.
(10) Includes 3,333 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of December 31, 2000.
(11) Includes 40,333 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of December 31, 2000.
(12) Includes 356,333 shares of common stock issuable upon exercise of outstanding options exercisable within 60 days of December 31, 2000.

Board Meetings and Committees

         The Board of Directors held a total of five meetings during fiscal 2000. During fiscal 2000, no incumbent directors attended less than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of committees, if any, upon which such directors served. The Company maintains standing committees overseeing audits, compensation and stock options. The Company does not have a standing nominating committee.

         Audit Committee. The Audit Committee of the Board of Directors reviews and monitors the corporate financial reporting as well as the internal and external audits of the Company, including among other things, the Company's internal audit and control functions, the results and scope of the annual audit and other services provided by the Company's independent auditors, and the Company's compliance with legal matters with a significant impact on the Company's financial reports. In addition, the Audit Committee has the responsibility to consider and recommend the employment of, and to review fee arrangements with, the Company's independent auditors. The Audit Committee also monitors transactions between the Company and its officers, directors and employees for any potential conflicts of interest. The Board of Directors adopted a written charter for the Audit Committee on March 27, 2001. A copy of this charter is attached hereto as Appendix 1. The Audit Committee met three times during fiscal 2000.

         The current members of the Audit Committee are Nathaniel Brenner and Edmond R. Ward. Messrs. Brenner and Ward are "independent directors" as that term is defined the applicable National Association of Securities Dealers' ("NASD") listing standards.

         Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the Company's compensation policy and all forms of compensation to be provided to certain of the executive officers of the Company. The current members of the Compensation Committee are Nathaniel Brenner and Norman V. Coates. The Compensation Committee met separately once during fiscal 2000.

         Stock Option Committee. The Stock Option Committee of the Board of Directors is responsible for approving the grant of stock options to the Company's employees under the Company's 1991 Stock Option Plan and 2000 Stock Option Plan. The current members of the Stock Option Committee are

Norman V. Coates and Nathaniel Brenner. The Stock Option Committee did not meet separately during fiscal 2000, but acted by written consent nine times during fiscal 2000.

Compensation Committee Interlocks and Insider Participation

         No member of the Compensation Committee of the Company's Board serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Board Compensation

         Directors who are not also employees of the Company receive an annual retainer fee of $5,000 plus $1,000 for each Board of Directors and committee meeting attended (unless the Board and committee meeting take place on the same day, in which case such directors receive a $1,000 fee) and are eligible to participate in the Company's 2000 Director Option Plan.

Compensation of Executive Officers

         The  following  table sets forth the  compensation  paid by the Company during the past three  fiscal  years to (i) the Chief  Executive  Officer of the
Company  during  the  last  fiscal  year,  (ii)  each of the  four  most  highly compensated  executive  officers of the  Company not serving as Chief  Executive
Officer  and (iii) up to an  additional  two  individuals  that  would have been included under item (ii) but for the fact that the individuals  were not serving
as  executive   officers  at  the  end  of  the  last   completed   fiscal  year
(collectively, the "Named Officers"):
                                                Summary Compensation Table
                                                                                                             Long Term
                                                                                                           Compensation
                                                                          Annual Compensation                  Awards
                                                               -----------------------------------------   ---------------
                                                                                                             Securities
                                                                                                             Underlying
                                                               Fiscal Year       Salary          Bonus       Options (#)
                                                               ------------- --------------- ------------- ---------------
John D. Heaton..............................................       2000         $  380,370     $  70,385      250,000
   President and Chief Executive Officer                           1999         $  241,445     $   5,338       50,000
                                                                   1998         $  206,668     $  21,098      100,000

Vincent J. Coates...........................................       2000         $  204,800     $       -            -
   Chairman of the Board and Secretary                             1999         $  204,800     $       -            -
                                                                   1998         $  215,231     $  10,431            -

Roger Ingalls Jr............................................       2000         $  266,475     $  38,982       10,000
   Vice President and Director of Marketing                        1999         $  178,529     $   3,203            -
                                                                   1998         $  209,178     $  14,723       19,000

Paul B. Nolan...............................................       2000         $  174,809     $  35,023       10,000
   Vice President and Chief Financial Officer                      1999         $  120,870     $   2,643            -
                                                                   1998         $  123,232     $  13,809            -

William McGahan...........................................         2000         $  227,084     $  44,965       10,000
   Chief Scientist and Former Vice-President                       1999         $  174,896     $   3,681           --
                                                                   1998         $  151,315     $  15,934       38,000

Stock Options Granted in the Fiscal Year Ended December 31, 2000

         The following table sets forth information with respect to stock options granted during the fiscal year ended December 31, 2000 to each of the Named Officers. All options were granted under the Company's 1991 Stock Option Plan or 2000 Stock Option Plan.

         The potential  realizable  value amounts in the last two columns of the following  chart  represent  hypothetical  gains that could be achieved  for the respective  options if exercised  at the end of the option term.  The assumed 5%
and 10% annual rates of stock price  appreciation  from the date of grant to the end of the option term are provided in  accordance  with rules of the SEC and do not represent  the  Company's  estimate or projection of the future common stock price.  Actual  gains,  if any, on stock option  exercises  are dependent on the future performance of the common stock, overall market conditions and the option holder's continued employment through the vesting period.
                                                       Option Grants in Last Fiscal Year


                                                                                                   Potential Realized Value
                                                           Individual Grants                      at Assumed Annual Rates of
                                            ---------------------------------------------------     Stock Price Appreciation
                                             Number of    % of Total                                           for
                                            Securities      Options                                       Option Term
                                            Underlying    Granted to                                 -----------------------
                                              Options      Employees    Exercise
                                              Granted      in Fiscal      Price      Expiration
                  Name                        (#) (1)      Year (2)      ($/Sh)         Date           5% ($)        10% ($)
                                            ----------    ----------    --------     ----------      ---------     ---------
John D. Heaton...........................     250,000        28.2%        41.375       3/17/05       2,857,787     6,314,963
Vincent J. Coates........................        --            --            --           --              --            --
Roger Ingalls Jr.........................      10,000         1.1%        28.078        6/5/05          77,574       171,419
Paul B. Nolan............................      10,000         1.1%        28.078        6/5/05          77,574       171,419
William McGahan..........................      10,000         1.1%        28.078        6/5/05          77,574       171,419

-------------------------

(1) All options granted to the Named Officers in 2000 were granted at exercise prices equal to the fair market value of the Company's common stock on the dates of grant. Historically, options granted become exercisable at the rate of 33% on the first anniversary date of the option grant and 33% of the option shares become exercisable each full year thereafter, such that full vesting occurs three years after the date of grant. Options lapse after 5 years or 90 days after termination of employment.
(2) Based on 886,700 options granted during the fiscal year ended December 31, 2000.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

         The following table sets forth the number of shares acquired upon the exercise of stock options during 2000 and the number of shares covered by both exercisable and unexercisable stock options held by each of the Named Officers at December 31, 2000.

                                      -10-


                                                                        Number of Securities
                                                                      Underlying Unexercisable       Value of Unexercised
                                                                         Options At Fiscal          In-the-Money Options At
                                                                            Year-End (#)            Fiscal Year-End ($)(2)
                                          Shares          Value       -------------------------   --------------------------
                                        Acquired on   Realized ($)
                                       Exercise (#)        (1)        Exercisable   Unexercised   Exercisable    Unexercised
                                       ------------   ------------    -----------   -----------   -----------    -----------
John D. Heaton.......................      16,668        164,597        184,999       316,668     1,583,176       518,594
Vincent J. Coates....................        -              -             -             -             -              -
Roger Ingalls Jr.....................       5,000        220,625         42,666        16,334       342,346        40,281
Paul B. Nolan........................      30,000        990,650         45,000        10,000       392,075             0
William McGahan......................      10,000        421,590         40,332        22,668       303,410        86,582

------------------------------
(1) The value realized upon exercise is (i) the fair market value of the Company's common stock on the date of exercise, less the option exercise price per share, multiplied by (ii) the number of shares underlying the options exercised.
(2) The value of unexercised options is (i) the fair market value of the Company's common stock on December 31, 2000 ($13.81 per share), less the option exercise price of in-the-money options, multiplied by (ii) the number of shares underlying such options.

Certain Transactions

         The Company is the beneficiary of an insurance policy on the life of Vincent J. Coates in a face amount of $8,000,000. Annual premiums, which are paid by the Company, totaled $200,000 for fiscal 2000 are fixed at $200,000 per year upon continuation of the policy. In the event of termination of the policy, any cash surrender value would belong to Mr. Coates. Mr. Coates and the Company have entered into an agreement providing that in the event of Mr. Coates' death, his estate has the option to cause the Company to use the proceeds of the policy to purchase shares of the Company's Common Stock owned by the estate at their then fair market value. The estate is not obligated under the terms of the agreement to exercise the option. If the option is not exercised, the Company would retain the proceeds of the insurance policy. The purpose of this agreement is to provide Mr. Coates' estate, at its option, the opportunity to obtain cash to pay estate taxes without having to liquidate its holdings in the open market.

         Pursuant to the terms of an agreement dated May 1, 1985 between the Company and Vincent J. Coates, the terms of which were then amended and restated in August 1996 and again effective April 1998, the Company is obligated, in the event Mr. Coates is required to resign as Chairman of the Board under certain circumstances, including a change of control, to continue to pay Mr. Coates his salary and benefits for five years from the date of such resignation.

         In April 1998, the Company entered into an agreement with Mr. Heaton under which the Company agreed to pay Mr. Heaton his usual annual salary (excluding bonuses) for a period of one year from the date that he is required or requested for any reason not involving good cause, including a change of control, to involuntarily relinquish his positions with the Company as Chief Executive Officer, President and Director. If Mr. Heaton leaves the Company voluntarily or if he is asked to leave under certain circumstances, no such severance payment is required.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the NASDAQ National Market. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons, the Company believes that during fiscal 2000 its executive officers, directors and greater than ten percent shareholders complied with all applicable filing requirements.

Report of the Audit Committee of the Board of Directors

         The following is the report of the Audit Committee of the Board of Directors describing its review of materials and determinations with respect to the Company's auditors and financial statements for the fiscal year ended December 30, 2000. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2000, the Committee met three times, and the Audit Committee chair, as representative of the Committee, discussed the interim financial information contained in quarterly earnings announcements with the CFO, controller and independent auditors prior to public release.

         The Audit Committee received from the Company's independent auditors a formal written statement, consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," which describes all relationships between the auditors and the Company that, in the auditors' professional opinion, might reasonably be thought to bear on the auditors' independence. The Audit Committee discussed with the auditors these relationships and satisfied itself as to the auditors' independence.

         The Audit Committee also discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the Company's financial statements.

         Additionally, the Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 30, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

         Based on the foregoing review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 30, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

Nathaniel Brenner, Chairman

Edmond Ward

Report of the Compensation Committee and Stock Option Committee of the Board of Directors

         The following is the report of the Compensation Committee and the Stock Option Committee of the Board of Directors describing compensation policies and rationales applicable to certain of the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 30, 2000. The information contained in such report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

         General. The Compensation Committee is responsible for making recommendations to the Board of Directors with respect to cash compensation levels for certain of the Company's executive officers. During 2000, the Stock Option Committee was responsible for determining levels of equity-based compensation for the Company's employees.

         Compensation Philosophy. The Compensation Committee makes recommendations as to the salaries of certain of the executive officers by considering (i) the salaries of executive officers in similar positions at comparably-sized peer companies, (ii) the Company's financial performance over the past year based upon revenues and operating results and (iii) the achievement of individual performance goals related to each executive officer's duties and areas of responsibility. The Compensation Committee makes recommendations as to the levels of cash bonuses awarded to certain of the Company's executive officers and views such bonuses as being an integral part of its performance based compensation program. Such bonuses are based on Company profits and are determined as a percentage of the officer's salaries.

         Equity-Based  Compensation.  The Stock  Option  Committee  views  stock options as an important part of its long-term, performance-based compensation program. The Stock Option Committee bases grants of stock options to all employees of the Company under the Company's 2000 Stock Option Plan and, until July 12, 2001, under the Company's 1991 Stock Option Plan, upon the Committee's estimation of each employee's contribution to the long-term growth and profitability of the Company. The 1991 Stock Option Plan and 2000 Stock Option Plan are intended to provide additional incentives to the executive officers to maximize shareholder value. Options were granted under the 1991 Stock Option Plan and the 2000 Stock Option Plan at the then-current market price and are generally subject to three-year vesting periods to encourage key employees to remain with the Company.

         Compensation of the President and Chief Executive Officer. The compensation of the Company's President and Chief Executive Officer was based upon the same criteria described above. Specifically, the Compensation Committee considered several factors in determining such compensation including progress toward meeting the corporate plan and the objectives set for the President and Chief Executive Officer during his tenure in the current fiscal year as well as progress toward attaining longer range goals as a result of his leadership. In recognition of his progress toward meeting corporate goals and to remain competitive, based on a survey of other CEO salaries, the compensation of the Company's President and Chief Executive Officer was increased to an annual salary of $350,000.

STOCK OPTION COMMITTEE                                    COMPENSATION COMMITTEE
Norman V. Coates                                          Nathaniel Brenner
Nathaniel Brenner                                         Norman V. Coates

Performance Graph

      Set forth below is a line graph comparing the annual percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the NASDAQ Stock Market Index and the JP Morgan H&Q
Technology Index for the period commencing on January 1, 1996 and ending on December 31, 2000. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]
                                    NANOMETRICS INC

                                                   Cumulative Total Return
                                  --------------------------------------------------------
                                   12/95     12/96     12/97     12/98     12/99     12/00
NANOMETRICS INCORPORATED          100.00     64.41    111.02    105.93    272.88    187.29
NASDAQ STOCK MARKET (U.S.)        100.00    123.04    150.69    212.51    394.94    237.68
JP MORGAN H & Q TECHNOLOGY        100.00    124.29    145.71    226.64    506.17    327.22

                                 PROPOSAL NO. 2

                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board has appointed Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 29, 2001. Deloitte & Touche LLP has audited the Company's financial statements since fiscal 1991.

         Representatives of Deloitte & Touche LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Audit Fees

         Total audit fees paid to Deloitte & Touche LLP and their respective affiliates (collectively, "D & T"), including fees for professional services and expense relating to the audit of the Company's consolidated financial statements, for the fiscal year ended December 30, 2000, including fees related to the timely review of the Company's quarterly financial information, totaled $ 214,004.

Financial Information Systems Design and Implementation Fees

         The Company did not engage D & T for professional services relating to financial information systems design and implementation for the fiscal year ended December 30, 2000.

All Other Fees

         All other fees paid to D & T, including fees and expenses for management advisory services in connection with potential acquisition activity and other fees and services related to the Company's registration statements filed with the SEC, totaled $257,820.

         The Audit Committee has considered the fees received by D & T for the provision of non-audit related services before recommending Deloitte & Touche LLP as the independent auditor for the next fiscal year.

         THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS THAT  SHAREHOLDERS VOTE
"FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 29, 2001.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                                                          THE BOARD OF DIRECTORS

  Dated:  April 18, 2001

                                   APPENDIX 1

                       Appendix 1: Audit Committee Charter

                                NANOMETRICS INC.

                  The Audit Committee of Nanometrics Inc. is a subcommittee of the Board of Directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing financial information which will be provided to shareholders and others, the systems of internal controls which management and the board have established, and the audit process.

         The Audit Committee shall:

     1.  Provide   communication  among  the  independent   auditor,  the  Chief
         Financial Officer, and the Board of Directors.

     2. Recommend to the Board the nomination, compensation, and discharge of the independent auditor. Review annually with the independent auditors any significant relationships they have with the Company which could impair the auditor's independence.

     3. Check with management, the CFO, and the independent auditor about significant financial risks and assess the steps being taken to minimize such risks to the Company.

     4. Consider and review with the independent auditor and the CFO the adequacy of the Company's internal controls.

     5. Review with management and the independent auditor at the annual examination:

         a. The Company's annual financial statements and related footnotes.

         b. The  independent   auditor's  audit  and  report  of  the  financial
            statements.

         c. Any  serious   difficulties   or   disagreements   with   management
            encountered during the audit.

         d. Recommendations by the independent auditor for changes and additions to Company financial procedures.

     6.  Consider and review with management and the CFO:

         a. Compliance with the recommendations made as a result of the audit report and review.

         b. Any changes required in the scope of the audit plan.

     7. Review filings with the SEC and other published documents to assure consistency with information contained in the financial statements.

     8. Meet privately with the CFO, the independent auditor, or management to discuss matters deemed to require such privacy.

     9. Meet at least four times per year, and may ask members of management to attend to provide pertinent information as required, including one meeting prior to, and for review of the 10Q submission.

                  The committee shall include in its membership three or more directors as determined by the Board, each of whom shall be independent non-employee directors. A chairman of the Audit Committee shall be designated by majority vote of the committee. The chairman will prepare or approve the agenda for meetings and shall prepare and distribute to the Board the summary of each meeting.

     10. Review and approve quarterly financial releases and review with the independent auditor the Company's annual audited financial statements prior to filing and distribution. The review should include issues regarding accounting principles and practices.

     11. Perform other duties as required by law, the Company's charter, or the Board of Directors.

     12. Review and assess the adequacy of this Charter each year to assure that it reflects new responsibilities consistent with the growth of the Company or major changes in operations or organization. Submit the revised Charter to the Board of Directors for approval and have the Charter published at least every three years in accordance with SEC regulations.



                                                              Nathaniel Brenner

                                                     Member, Audit Committee

          March 27, 2001

NANOMETRICS INCORPORATED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       2001 ANNUAL MEETING OF SHAREHOLDERS
                                  May 16, 2001

         The undersigned shareholder(s) of Nanometrics Incorporated, a California corporation, hereby acknowledges receipt of the Notice of Annual
Meeting of Shareholders and Proxy Statement, each dated April 18, 2001, and hereby appoints Vincent J. Coates and Paul B. Nolan, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Shareholders of Nanometrics Incorporated to be held on Wednesday, May 16, 2001 at 1:30 p.m., local time, at the principal offices of the Company located at 1550 Buckeye Drive, Milpitas, California, 95035 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned is entitled to vote on the matters set forth below:

ITEM 1.        ELECTION OF DIRECTORS:

         ( )    FOR all nominees listed below (except as indicated)

         ( )    WITHHOLD AUTHORITY to vote for all nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

   Vincent J. Coates   Nathaniel Brenner   Norman V. Coates   John D. Heaton

                       William G. Oldham   Edmond R. Ward

ITEM 2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2001 FISCAL YEAR.

         ( ) FOR                 ( ) AGAINST                       ( ) ABSTAIN

(Continued and to be signed, on reverse side)

(Continued from other side)

         In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED HEREIN, "FOR" EACH PROPOSAL LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                   -------------------------------------------------------------
                   Typed or Printed Name(s)

                   -------------------------------------------------------------
                   Signature

                   -------------------------------------------------------------
                   Signature

                   -------------------------------------------------------------
                   Title, if applicable

                   -------------------------------
                   Type and Number of Shares owned

                   Dated:                         , 2001
                          ------------------------

THIS PROXY SHOULD BE MARKED, DATED, SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.


                                       21